UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 09, 2024

DANIMER SCIENTIFIC, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39280	84-1924518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Industrial Boulevard
Bainbridge, Georgia		39817
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 229 243-7075

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, $0.0001 par value per share	DNMR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retention Program

On December 9, 2024, the Company entered into, a retention agreement (each a “Retention Agreement”) with each of Michael A. Hajost, the Company’s Chief Financial Officer, Scott C. Tuten, the Company’s Chief Marketing Officer, and Richard Altice, the Company’s Interim Chief Executive Officer (“Interim CEO”) and a director of the Company (together, the “Participants”).

Under the Retention Agreements, the Company is to pay the Participant a retention payment (the “Retention Payment”), in an amount equal to 25%, 12%, and 8% for Messrs. Hajost, Tuten, and Altice, respectively, of the Participant’s current annual base salary within two days following the execution of the Retention Agreement. In the event that the Participant’s employment is terminated prior to March 31, 2025 (in the case of Messrs. Hajost and Tuten) or January 15, 2025 (in the case of Mr. Altice) by the Company or its affiliates for a reason other than cause or due to the Participant’s death (each, a “Qualifying Termination”), provided that the Participant has not breached his confidentiality obligation in the Retention Agreement and subject to his execution and non-revocation of a release of claims against the Company and its affiliates, the Participant will retain the Retention Payment. In the event that the Participant’s employment is terminated prior to March 31, 2025 (in the case of Messrs. Hajost and Tuten) or January 15, 2025 (in the case of Mr. Altice) for any reason other than a Qualifying Termination, or the Participant breaches his confidentiality obligation in the Retention Agreement, the Participant will be required to repay to the Company the after-tax value of the Retention Payment.

The foregoing description of the Retention Agreements is only a summary and is qualified in its entirety by reference to the form of Retention Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description
10.1	Form of Retention Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Danimer Scientific, Inc

Date:	December 13, 2024	By:	/s/ Stephen A. Martin
Stephen A. Martin Chief Legal Officer and Corporate Secretary